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                                                                   EXHIBIT 10.42

                               AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT

      THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT (the "Amendment") dated as of June 30, 1995, is made by and among VITAS HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), and NATIONSBANK OF FLORIDA, NATIONAL ASSOCIATION, a national banking association, (the "Lender") and NATIONSBANK OF FLORIDA, NATIONAL ASSOCIATION, as Agent for the Lender;

                              W I T N E S S E T H:

      WHEREAS, the Lender by an Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of February 17, 1995 (the "Agreement"), has agreed to make available and has made available to Borrower a Revolving Credit Facility (as defined in the Agreement) of up to $20,000,000; and

      WHEREAS, the Lender and the Borrower have agreed to amend the Agreement in the manner set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

      1. The term "Agreement" as used herein and in the Agreement, the Guaranties, the Notes and the other Loan Documents (as defined in the "Agreement") shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all capitalized terms used herein and in the other Loan Documents without definition shall have the respective meanings provided therefor in the Agreement, as hereby amended.

      2. Subject to the conditions set forth in paragraph 5 hereof, the Agreement shall be and hereby is amended, effective as of June 30, 1995, as follows:

            (a) Section 1.01 is hereby amended by adding a new definition "Consolidated EBITDA" immediately following the definition of "Consolidated Current Liabilities" which definition shall read as follow:

                  "'Consolidated EBITDA' means, with respect to the Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense accrued during such period, plus (iii) amortization accrued during such period, plus (iv) any depreciation during such period, plus (v) all contributions to the ESOP made or accrued by the Borrower during such period, plus (vi) all taxes on income, all determined on a consolidated basis in accordance with
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            Generally Accepted Accounting Principles applied on a Consistent
            Basis;"

            (b) The definition of "Consolidated Leverage Ratio" in Section 1.01 is amended in its entirety to read as follows:

                  "'Consolidated Leverage Ratio' means the ratio of Consolidated
            Funded Indebtedness to Consolidated EBITDA;"

            (c) The definition of "Consolidated Net Income" in Section 1.01 is amended in its entirety to read as follows:

                  "'Consolidated Net Income' means, for any period of
            computation thereof, the gross revenues from operations of the Borrower and its Subsidiaries (including payments received by the Borrower and its Subsidiaries of (i) interest income, and (ii) dividends and distributions made in the ordinary course of their businesses by Persons in which investment is permitted pursuant to
            Section 9.09 and not related to an extraordinary event) less all operating and non-operating expenses of the Borrower and its Subsidiaries including taxes on income (excluding, however, (a) the $6,700,000 of restructuring charges incurred in Fiscal Year 1993,
            (b) up to $800,000 of expenses incurred in connection with preparation of a proposed public offering of the Borrower's capital stock that was not pursued due to market conditions and (c) up to $6,312,000 of restructuring charges incurred in the fiscal quarter ended June 30, 1995) all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; but excluding as income: (i) net gains on the sale, conversion or other disposition of capital assets, (ii) net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Subsidiaries, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other net gain or credit of an extraordinary nature as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;"

            (d) The definition of "Revolving Credit Termination Date" in Section
      1.01 is amended by deleting the date "September 30, 1996" appearing therein and inserting in lieu thereof the date "October 1, 1996;"

            (e) Clause (i) of Section 9.01 is amended to read as follows:

                  "(i) $21,000,000 at June 30, 1995, and"


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            (f) Section 9.04 is hereby amended in its entirety so that as amended it shall read as follows:

                  "9.04 Consolidated Leverage Ratio. Permit at any time during the periods set forth below the Consolidated Leverage Ratio to be more than the respective amount set forth opposite each such period:

                   Period                                    Ratio
                   ------                                    -----

            From the Closing Date through                5.00 to 1.00
            September 30, 1995

            From and including October 1,                4.50 to 1.00
            1995 through December 31, 1995

            From and including January 1,
            1996 through March 31, 1996                  4.00 to 1.00

            From and including April 1, 1996             3.00 to 1.00
            through June 30, 1996

            From and including July 1, 1996              2.50 to 1.00
            and thereafter

      3. Each of the Subsidiaries of the Borrower who has previously delivered a Guaranty to the Agent has joined in the execution of this Amendment Agreement for the purpose of consenting to this Amendment Agreement and affirming its respective guaranty of the Obligations of Borrower arising under the Agreement as amended by this Amendment Agreement.

      4. The Borrower hereby represents and warrants to the Agent and the Lender that as of the date hereof the Agreement has been re-examined by the Borrower and:

            (i) The representations and warranties made by the Borrower therein and in the other Loan Documents (including the Schedules to the Agreement and the other Loan Documents) are true, complete and correct in all material respects on and as of the date hereof, are hereby reaffirmed, and shall survive the execution and delivery of the Amendment Agreement;

            (ii) The execution, delivery and performance of this Amendment Agreement will not conflict with or result in the breach of any of the provisions of, or cause a default under, the Articles of Incorporation or Bylaws of the Borrower, or any applicable law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative agency or other government instrumentality to which the Borrower or any Subsidiary is subject or any agreement or instrument to which the Borrower or any Subsidiary is a party, the effect of which would have any material adverse effect on


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      the ability of the Borrower or any Guarantor to observe the covenants and agreements contained in the agreement, as amended hereby, or in any other Loan Document or any of the CHC Transaction Documents or to pay the Obligations, and will not result in the creation or imposition of any security interest, lien, charge or encumbrance on any of the assets of the Borrower or any Subsidiary.

      5. As conditions to the effectiveness of this Amendment Agreement there shall not have occurred either (i) any Default or Event of Default which shall not have been waived or (ii) any material adverse change in the business, financial condition or operations of the Borrower or any Subsidiary since June 30, 1995.

      6. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other.

      7. Except as specifically amended, modified or supplemented by this Amendment Agreement, all of the other documents delivered in connection with the Loans, as heretofore amended, are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

      8. Should any stamp or excise tax become payable under the laws of the United States or of any state or any subdivision thereof or municipality therein in respect of the Amendment Agreement, the Borrower shall pay the same (including interest penalties, if any) and shall hold the Bank and the Agent harmless with respect thereto.

      9. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

                    [remainder of page intentionally left blank]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                    VITAS HEALTHCARE CORPORATION

WITNESS:

/s/ [Signature Illegible]           By: /s/ Mark W. Ohlendorf
------------------------            ---------------------------------
                                    Name: Mark W. Ohlendorf
/s/ [Signature Illegible]           Title: Vice President
------------------------


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                                    NATIONSBANK OF FLORIDA, NATIONAL
                                    ASSOCIATION, as Agent


                                    By: /s/ Allison Freeland
                                        -------------------------------
                                    Name: Allison Freeland
                                          -----------------------------
                                    Title: Vice President

                                    NATIONSBANK OF FLORIDA, NATIONAL
                                    ASSOCIATION, as Lender


                                    By: /s/ Allison Freeland
                                        -------------------------------
                                    Name: Allison Freeland
                                          -----------------------------
                                    Title: Vice President


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                                  GUARANTORS:

                                     VITAS HEALTHCARE CORPORATION OF
                                     FLORIDA

                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name: Mark W. Ohlendorf
                                     Title: Vice President


                                     VITAS HEALTHCARE CORPORATION OF OHIO


                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name: Mark W. Ohlendorf
                                     Title: Vice President


                                     VITAS HEALTHCARE CORPORATION OF
                                     PENNSYLVANIA


                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name: Mark W. Ohlendorf
                                     Title: Vice President


                                     VITAS HEALTHCARE CORPORATION OF
                                     CALIFORNIA


                                     By: /s/ Mark W. Ohlendorf
                                         ----------------------------
                                     Name: Mark W. Ohlendorf
                                     Title: Vice President


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